Supplemental Information 1st Quarter 2021 Exhibit 99.2

2 COVID-19 Financial Impact 3 Overview 4 Segment Overview 7 Senior Housing 8 Health Care Services 13 G&A Expense 14 Capital Expenditures 15 Cash Facility Lease Payments 16 Capital Structure 17 Definitions 18 Appendices: Summary Financial Impact: COVID-19 21 Non-GAAP Financial Measures 23 Table of Contents

COVID-19 Financial Impact

BROOKDALE SENIOR LIVING

The COVID-19 pandemic adversely impacted the Company's occupancy and resident fee revenue during 2020 and 2021 and resulted in incremental direct costs to respond to the pandemic, including costs for: acquisition of additional personal protective equipment ("PPE"), medical equipment, and cleaning and disposable food service supplies; enhanced cleaning and environmental sanitation; increased employee-related costs, including labor, workers compensation, and health plan expense; increased expense for general liability claims; and COVID-19 testing of residents and associates where not otherwise covered by government payor or third-party insurance sources. On a cumulative basis, the Company has incurred $152.9 million of pandemic-related expenses, of which 38% related to employee-related costs, 37% related to PPE and medical supplies, and 25% related to cleaning and other costs.

During the first quarter of 2021 the Company recognized $9.0 million of other operating income for employee retention credits available under the Coronavirus Aid, Relief, and Economic Security Act of 2020 ("CARES Act") for wages paid from March 12, 2020 through September 30, 2020. Additionally, the Company recognized $1.7 million of government grants in other operating income.

The following tables present the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated and Senior Housing Same Community 2020 and first quarter 2021 results. The estimated lost revenue represents the difference between the actual resident fee revenue for the period and the Company's pre-COVID-19 expectations for the 2020 period. Presentations of these impacts are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. See pages 21 and 22 for the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated and Senior Housing Same Community quarterly and full year 2020 results.

Estimated Impact on Consolidated Portfolio

($ in 000s)	2020 Consolidated Total	1Q 2021 Independent Living	1Q 2021 Assisted Living and Memory Care	1Q 2021 CCRCs	1Q 2021 Health Care Services	1Q 2021 Consolidated Total
Estimated lost resident fee revenue	$ 281,100	$ 16,700	$ 62,900	$ 14,600	$ 23,300	$ 117,500
Other operating income	115,749	1,364	5,104	1,684	2,583	10,735
Facility operating expense	125,534	3,047	18,902	3,985	1,403	27,337

Estimated Impact on Senior Housing: Same Community

($ in 000s)	2020 Same Community	1Q 2021 Independent Living	1Q 2021 Assisted Living and Memory Care	1Q 2021 CCRCs	1Q 2021 Same Community
Estimated lost resident fee revenue	$ 216,600	$ 16,500	$ 62,600	$ 12,100	$ 91,200
Other operating income	85,859	1,327	4,967	1,260	7,554
Facility operating expense	109,750	2,928	18,789	3,440	25,157

Consolidated Monthly Occupancy Trend

	March 2020	April 2020	May 2020	June 2020	July 2020	August 2020	September 2020	October 2020	November 2020	December 2020	January 2021	February 2021	March 2021	April 2021
Weighted average occupancy	82.7 %	80.4 %	78.4 %	77.4 %	76.4 %	75.2 %	74.3 %	73.8 %	72.8 %	71.5 %	70.0 %	69.4 %	69.4 %	69.9 %
Month-end occupancy	82.2 %	80.0 %	78.5 %	77.8 %	76.6 %	75.5 %	75.0 %	74.1 %	73.1 %	71.5 %	70.4 %	70.1 %	70.6 %	71.1 %

3

Overview

BROOKDALE SENIOR LIVING

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	1Q21 vs. 1Q20 Better (B)/ (Worse) (W)
Resident fee revenue	$ 782,707	$ 731,629	$ 700,771	$ 677,460	$ 2,892,567	$ 664,350	(15.1)%
Management fee revenue	$ 108,715	$ 6,076	$ 5,669	$ 10,230	$ 130,690	$ 8,566	(92.1)%
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	NM
Net income (loss)	$ 369,497	$ (118,420)	$ (124,993)	$ (44,139)	$ 81,945	$ (108,303)	NM
Net cash provided by (used in) operating activities	$ 57,479	$ 151,840	$ (77,169)	$ 73,499	$ 205,649	$ (23,857)	NM
Adjusted EBITDA[1]	$ 185,069	$ 44,733	$ (64,019)	$ 98,604	$ 264,387	$ 34,981	(81.1)%
PEAK management termination fee	$ 100,000	$ —	$ —	$ —	$ 100,000	$ —	NM
VTR one-time cash lease payment	$ —	$ —	$ (119,180)	$ —	$ (119,180)	$ —	NM
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	$ 85,069	$ 44,733	$ 55,161	$ 98,604	$ 283,567	$ 34,981	(58.9)%
Adjusted Free Cash Flow	$ 5,182	$ 113,451	$ (114,327)	$ 19,875	$ 24,181	$ (50,674)	NM
Period end consolidated number of units	54,037	54,019	53,110	52,982	52,982	52,946	(2.0)%

As of March 31, 2021

Consolidated: 650


Owned
349
695
communities
Leased
301
Managed
45

Consolidated: 52,946


Owned
31,819
59,598
units
Leased
21,127
Managed
6,652

1Q 2021 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	18	3%
90% > 95%	32	5%
85% > 90%	47	7%
80% > 85%	55	8%
75% > 80%	68	10%
70% > 75%	94	15%
Less than 70%	336	52%
Total	650	100%
Consolidated Portfolio Average Asset Age		~ 24 years

(1) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million management agreement termination fee payment received from Healthpeak Properties Inc. ("Healthpeak" or "PEAK") related to the sale of Brookdale's interest in the entry fee CCRC venture ("CCRC Venture"), which closed on January 31, 2020. Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment made to Ventas, Inc. ("Ventas" or "VTR") in connection with the Company's lease restructuring transaction effective July 26, 2020 ("one-time cash lease payment").

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

4

Adjusted EBITDA and Adjusted Free Cash Flow

	2020					2021	1Q21 vs. 1Q20
($ in 000s)	**1Q**	**2Q**	**3Q**	**4Q**	**Full Year**	**1Q**	***B(W)***
Resident fee revenue	$ 782,707	$ 731,629	$ 700,771	$ 677,460	$ 2,892,567	$ 664,350	(15.1)%
Management fee revenue	108,715	6,076	5,669	10,230	130,690	8,566	(92.1)%
Other operating income	—	26,693	10,765	78,291	115,749	10,735	NM
Facility operating expense	(588,482)	(606,034)	(570,530)	(576,813)	(2,341,859)	(556,312)	5.5%
Combined Segment Operating Income	302,940	158,364	146,675	189,168	797,147	127,339	(58.0)%
General and administrative expense (1)	(46,657)	(43,031)	(41,752)	(41,011)	(172,451)	(43,276)	7.2%
Cash facility operating lease payments (see page 16)	(71,214)	(70,600)	(168,942)	(49,553)	(360,309)	(49,082)	31.1%
Adjusted EBITDA (2)	**185,069**	**44,733**	**(64,019)**	**98,604**	**264,387**	**34,981**	**(81.1)%**
PEAK management termination fee	(100,000)	—	—	—	(100,000)	—	NM
VTR one-time cash lease payment	—	—	119,180	—	119,180	—	NM
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	**85,069**	**44,733**	**55,161**	**98,604**	**283,567**	**34,981**	**(58.9)%**
PEAK management termination fee	100,000	—	—	—	100,000	—	NM
VTR one-time cash lease payment	—	—	(119,180)	—	(119,180)	—	NM
Transaction and Organizational Restructuring Costs	(1,981)	(3,368)	(6,250)	(1,778)	(13,377)	(1,884)	4.9%
Interest expense, net (see page 16)	(53,590)	(48,623)	(48,209)	(47,130)	(197,552)	(46,313)	13.6%
Payment of financing lease obligations	(5,087)	(4,677)	(4,548)	(4,556)	(18,868)	(4,789)	5.9%
Changes in working capital (3)	(53,902)	149,055	33,794	9,945	138,892	(5,320)	90.1%
Other (4)	(4,771)	(2,148)	(2,223)	(567)	(9,709)	101	NM
Non-Development Capital Expenditures, net (see page 15)	(60,556)	(21,521)	(22,872)	(34,643)	(139,592)	(27,450)	54.7%
Adjusted Free Cash Flow	**$ 5,182**	**$113,451**	**$(114,327)**	**$ 19,875**	**$ 24,181**	**$ (50,674)**	**NM**

(1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 14.
(2) Adjusted EBITDA for the first quarter and full year 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's interest in the CCRC Venture. Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases and includes the working capital impacts related to CARES Act programs.
(4) Primarily consists of proceeds from property insurance and cash paid for state income taxes.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)	1Q 2021					
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Health Care Services[1]	Management Services	Other[2]
Resident fee revenue	$ 664,350	$ 336,160	$ 241,339	$ 86,851	$ —	$ —
Management fee revenue	8,566	—	—	—	8,566	—
Other operating income	10,735	5,098	3,054	2,583	—	—
Facility operating expense	(556,312)	(280,235)	(189,046)	(87,031)	—	—
Combined Segment Operating Income	127,339	61,023	55,347	2,403	8,566	—
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs)[3]	(43,276)	(19,358)	(13,898)	(5,026)	(4,994)	—
Cash facility operating lease payments	(49,082)	—	(47,653)	—	—	(1,429)
Adjusted EBITDA[4]	**34,981**	**41,665**	**(6,204)**	**(2,623)**	**3,572**	**(1,429)**
Transaction and Organizational Restructuring Costs	(1,884)	—	—	—	—	(1,884)
Interest expense, net	(46,313)	(35,351)	(11,383)	—	—	421
Payment of financing lease obligations	(4,789)	—	(4,726)	—	—	(63)
Changes in working capital[5]	(5,320)	—	—	—	—	(5,320)
Other	101	306	—	—	—	(205)
Non-Development Capital Expenditures, net	(27,450)	(14,286)	(7,550)	—	—	(5,614)
Adjusted Free Cash Flow	**$ (50,674)**	**$ (7,666)**	**$ (29,863)**	**$ (2,623)**	**$ 3,572**	**$ (14,094)**

(1) The Company entered into definitive agreements with affiliates of HCA Healthcare, Inc., providing for the sale of 80% of the Company's equity in its Health Care Services segment, as further described in the press release issued on February 24, 2021.
(2) Primarily consists of corporate capital expenditures, changes in working capital, Transaction and Organizational Restructuring Costs, lease payments for corporate offices and information technology systems and equipment, interest income, and cash paid for state income taxes.
(3) G&A includes both direct, incremental costs attributable to the segment or portfolio and allocated costs; see page 14.
(4) Adjusted EBITDA for the first quarter of 2021 includes $10.7 million of government grants and credits recognized in other operating income.
(5) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.

6

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Total Senior Housing, Health Care Services, and Management Services							
Revenue [1]	$ 891,422	$ 737,705	$ 706,440	$ 687,690	$ 3,023,257	$ 672,916	(24.5)%
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	NM
Combined Segment Operating Income	$ 302,940	$ 158,364	$ 146,675	$ 189,168	$ 797,147	$ 127,339	(58.0)%
Combined segment operating margin	*34.0%*	*20.7%*	*20.5%*	*24.7%*	*25.4%*	*18.6%*	*(1,540) bps*
Combined segment adjusted operating margin [2]	*34.0%*	*17.8%*	*19.2%*	*16.1%*	*22.5%*	*17.3%*	*(1,670) bps*
Senior Housing (see page 8)							
Revenue	$ 687,888	$ 641,459	$ 610,868	$ 585,542	$ 2,525,757	$ 577,499	(16.0)%
Other operating income	$ —	$ 9,698	$ 4,873	$ 78,291	$ 92,862	$ 8,152	NM
Senior Housing Operating Income	$ 203,346	$ 142,596	$ 139,544	$ 179,108	$ 664,594	$ 116,370	(42.8)%
Senior Housing operating margin	*29.6%*	*21.9%*	*22.7%*	*27.0%*	*25.4%*	*19.9%*	*(970) bps*
Senior Housing adjusted operating margin [2]	*29.6%*	*20.7%*	*22.0%*	*17.2%*	*22.6%*	*18.7%*	*(1,090) bps*
Number of communities (period end)	661	660	652	651	651	650	(1.7)%
Period end number of units	54,037	54,019	53,110	52,982	52,982	52,946	(2.0)%
Total Average Units	54,184	54,040	53,440	53,086	53,687	52,971	(2.2)%
RevPAR	$ 4,229	$ 3,954	$ 3,806	$ 3,673	$ 3,917	$ 3,631	(14.1)%
Weighted average unit occupancy	83.2%	78.7%	75.3%	72.7%	77.5%	69.6%	(1,360) bps
RevPOR	$ 5,085	$ 5,022	$ 5,056	$ 5,052	$ 5,054	$ 5,219	2.6%
Health Care Services Segment (see page 13)							
Revenue	$ 94,819	$ 90,170	$ 89,903	$ 91,918	$ 366,810	$ 86,851	(8.4)%
Other operating income	$ —	$ 16,995	$ 5,892	$ —	$ 22,887	$ 2,583	NM
Segment Operating Income	$ (9,121)	$ 9,692	$ 1,462	$ (170)	$ 1,863	$ 2,403	NM
Segment operating margin	*(9.6)%*	*9.0%*	*1.5%*	*(0.2)%*	*0.5%*	*2.7%*	*NM*
Segment adjusted operating margin [2]	*(9.6)%*	*(8.1)%*	*(4.9)%*	*(0.2)%*	*(5.7)%*	*(0.2)%*	*940 bps*
Management Services Segment							
Segment Operating Income (comprised solely of management fees)	$ 108,715	$ 6,076	$ 5,669	$ 10,230	$ 130,690	$ 8,566	(92.1)%
Resident fee revenue under management [3]	$ 184,145	$ 131,558	$ 116,576	$ 107,817	$ 540,096	$ 82,468	(55.2)%
Number of communities (period end) [3]	80	77	74	75	75	45	(43.8)%
Period end number of units [3]	11,033	10,694	9,980	10,129	10,129	6,652	(39.7)%
Total Average Units [3]	13,325	10,905	10,446	10,062	11,184	8,258	(38.0)%
Weighted average unit occupancy [3]	84.0%	78.0%	74.6%	72.1%	77.6%	69.4%	(1,460) bps

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income
(3) Not included in consolidated reported amounts.

7

Senior Housing Segments

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Independent Living							
Revenue	$ 135,862	$ 130,278	$ 125,762	$ 120,696	$ 512,598	$ 118,782	(12.6)%
Other operating income	$ —	$ —	$ 96	$ 11,727	$ 11,823	$ 1,364	NM
Segment Operating Income	$ 51,414	$ 41,038	$ 42,438	$ 47,923	$ 182,813	$ 37,329	(27.4)%
Segment operating margin	*37.8%*	*31.5%*	*33.7%*	*36.2%*	*34.9%*	*31.1%*	*(670) bps*
Segment adjusted operating margin [(1)]	*37.8%*	*31.5%*	*33.7%*	*30.0%*	*33.4%*	*30.3%*	*(750) bps*
Number of communities (period end)	68	68	68	68	68	68	—
Period end number of units	12,537	12,534	12,534	12,534	12,534	12,542	—
Total Average Units	12,529	12,534	12,534	12,534	12,533	12,539	0.1%
RevPAR	$ 3,615	$ 3,465	$ 3,345	$ 3,210	$ 3,408	$ 3,158	(12.6)%
Weighted average unit occupancy	87.1%	83.5%	80.0%	76.7%	81.8%	73.6%	(1,350) bps
RevPOR	$ 4,151	$ 4,147	$ 4,182	$ 4,183	$ 4,165	$ 4,290	3.3%
Assisted Living and Memory Care							
Revenue	$ 457,479	$ 432,156	$ 408,695	$ 392,946	$ 1,691,276	$ 386,938	(15.4)%
Other operating income	$ —	$ 152	$ 1,936	$ 60,497	$ 62,585	$ 5,104	NM
Segment Operating Income	$ 132,001	$ 87,708	$ 87,152	$ 121,740	$ 428,601	$ 71,433	(45.9)%
Segment operating margin	*28.9%*	*20.3%*	*21.2%*	*26.8%*	*24.4%*	*18.2%*	*(1,070) bps*
Segment adjusted operating margin [(1)]	*28.9%*	*20.3%*	*20.9%*	*15.6%*	*21.6%*	*17.1%*	*(1,180) bps*
Number of communities (period end)	571	570	563	563	563	562	(1.6)%
Period end number of units	35,789	35,744	35,124	35,126	35,126	35,082	(2.0)%
Total Average Units	35,944	35,785	35,268	35,126	35,530	35,110	(2.3)%
RevPAR	$ 4,242	$ 4,025	$ 3,863	$ 3,729	$ 3,967	$ 3,673	(13.4)%
Weighted average unit occupancy	81.9%	77.8%	74.4%	71.8%	76.5%	68.3%	(1,360) bps
RevPOR	$ 5,178	$ 5,172	$ 5,193	$ 5,193	$ 5,184	$ 5,376	3.8%
CCRCs							
Revenue	$ 94,547	$ 79,025	$ 76,411	$ 71,900	$ 321,883	$ 71,779	(24.1)%
Other operating income	$ —	$ 9,546	$ 2,841	$ 6,067	$ 18,454	$ 1,684	NM
Segment Operating Income	$ 19,931	$ 13,850	$ 9,954	$ 9,445	$ 53,180	$ 7,608	(61.8)%
Segment operating margin	*21.1%*	*15.6%*	*12.6%*	*12.1%*	*15.6%*	*10.4%*	*(1,070) bps*
Segment adjusted operating margin [(1)]	*21.1%*	*5.4%*	*9.3%*	*4.7%*	*10.8%*	*8.3%*	*(1,280) bps*
Number of communities (period end)	22	22	21	20	20	20	(9.1)%
Period end number of units	5,711	5,741	5,452	5,322	5,322	5,322	(6.8)%
Total Average Units	5,711	5,721	5,638	5,426	5,624	5,322	(6.8)%
RevPAR	$ 5,496	$ 4,572	$ 4,477	$ 4,385	$ 4,738	$ 4,473	(18.6)%
Weighted average unit occupancy	82.4%	74.0%	70.7%	69.2%	74.2%	68.5%	(1,390) bps
RevPOR	$ 6,669	$ 6,181	$ 6,332	$ 6,334	$ 6,389	$ 6,534	(2.0)%

(1) Excludes other operating income

8

Senior Housing: Same Community(1)

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Revenue	$ 643,232	$ 602,682	$ 579,036	$ 558,891	$ 2,383,841	$ 551,467	(14.3)%
Other operating income	—	7,044	3,856	74,959	85,859	7,554	NM
Revenue and other operating income	643,232	609,726	582,892	633,850	2,469,700	559,021	(13.1)%
Community Labor Expenses	(291,322)	(297,071)	(291,452)	(300,400)	(1,180,245)	(294,319)	(1.0)%
Other facility operating expenses	(159,358)	(175,886)	(153,988)	(158,380)	(647,612)	(152,020)	4.6%
Facility operating expenses(2)	(450,680)	(472,957)	(445,440)	(458,780)	(1,827,857)	(446,339)	1.0%
Same Community Operating Income	**$ 192,552**	**$ 136,769**	**$ 137,452**	**$ 175,070**	**$ 641,843**	**$ 112,682**	**(41.5)%**
Same Community operating margin	*29.9%*	*22.4%*	*23.6%*	*27.6%*	*26.0%*	*20.2%*	*(970) bps*
Same Community adjusted operating margin(3)	*29.9%*	*21.5%*	*23.1%*	*17.9%*	*23.3%*	*19.1%*	*(1,080) bps*
Total Average Units	50,458	50,451	50,450	50,452	50,453	50,455	—
RevPAR	$ 4,249	$ 3,982	$ 3,826	$ 3,693	$ 3,938	$ 3,643	(14.3)%
Weighted average unit occupancy	83.4%	79.0%	75.4%	72.7%	77.6%	69.5%	*(1,390) bps*
RevPOR	$ 5,097	$ 5,040	$ 5,071	$ 5,076	$ 5,071	$ 5,244	2.9%

Same Community Operating Income(2) / Weighted Average Occupancy


83.4%
79.0%
75.4%
72.7%
69.5%
$192,552
$136,769
$137,452
$175,070
$112,682
1Q 2020
2Q 2020 (4)
3Q 2020 (4)
4Q 2020 (4)
1Q 2021(4)

Same Community RevPAR


$4,249
$3,982
$3,826
$3,693
$3,643
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021

(1) Same Community portfolio reflects 637 communities.
(2) Excludes natural disaster expense of $2.9 million and $1.1 million for the full year 2020 and the first quarter of 2021, respectively.
(3) Excludes other operating income
(4) Same Community Operating Income includes government grants and credits recognized in other operating income.

9

Senior Housing Segments: Same Community[1]

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Independent Living							
Revenue	$ 132,556	$ 127,065	$ 122,498	$ 117,457	$ 499,576	$ 115,625	(12.8)%
Other operating income	—	—	96	11,440	11,536	1,327	NM
Community Labor Expense	(48,247)	(49,643)	(48,085)	(49,054)	(195,029)	(48,034)	0.4%
Other facility operating expense	(33,925)	(37,209)	(32,574)	(32,623)	(136,331)	(32,333)	4.7 %
Facility operating expense	(82,172)	(86,852)	(80,659)	(81,677)	(331,360)	(80,367)	2.2 %
Same Community Operating Income	$ 50,384	$ 40,213	$ 41,935	$ 47,220	$ 179,752	$ 36,585	(27.4)%
Same Community operating margin	*38.0%*	*31.6%*	*34.2%*	*36.6%*	*35.2%*	*31.3%*	*(670) bps*
Same Community adjusted operating margin[2]	*38.0%*	*31.6%*	*34.2%*	*30.5%*	*33.7%*	*30.5%*	*(750) bps*
Total Average Units	12,159	12,156	12,156	12,156	12,157	12,161	—
RevPAR	$ 3,634	$ 3,484	$ 3,359	$ 3,221	$ 3,425	$ 3,169	(12.8)%
Weighted average unit occupancy	87.1%	83.6%	79.9%	76.7%	81.8%	73.6%	(1,350) bps
RevPOR	$ 4,174	$ 4,170	$ 4,203	$ 4,202	$ 4,187	$ 4,307	3.2%
Assisted Living and Memory Care							
Revenue	$ 444,269	$ 420,705	$ 401,934	$ 388,265	$ 1,655,173	$ 381,448	(14.1) %
Other operating income	—	151	1,937	59,355	61,443	4,967	NM
Community Labor Expense	(207,908)	(212,841)	(209,865)	(217,142)	(847,756)	(211,656)	(1.8) %
Other facility operating expense	(108,430)	(121,165)	(105,610)	(109,070)	(444,275)	(103,353)	4.7 %
Facility operating expense	(316,338)	(334,006)	(315,475)	(326,212)	(1,292,031)	(315,009)	0.4 %
Same Community Operating Income	$ 127,931	$ 86,850	$ 88,396	$ 121,408	$ 424,585	$ 71,406	(44.2) %
Same Community operating margin	*28.8%*	*20.6%*	*21.9%*	*27.1%*	*24.7%*	*18.5%*	*(1,030) bps*
Same Community adjusted operating margin[2]	*28.8%*	*20.6%*	*21.5%*	*16.0%*	*21.9%*	*17.4%*	*(1,140) bps*
Total Average Units	34,513	34,509	34,508	34,510	34,510	34,508	—
RevPAR	$ 4,291	$ 4,064	$ 3,883	$ 3,750	$ 3,997	$ 3,685	(14.1)%
Weighted average unit occupancy	82.2%	78.0%	74.4%	71.8%	76.6%	68.3%	(1,390) bps
RevPOR	$ 5,221	$ 5,207	$ 5,216	$ 5,220	$ 5,216	$ 5,396	3.4%
CCRCs							
Revenue	$ 66,407	$ 54,912	$ 54,604	$ 53,169	$ 229,092	$ 54,394	(18.1) %
Other operating income	—	6,893	1,823	4,164	12,880	1,260	NM
Community Labor Expense	(35,167)	(34,587)	(33,502)	(34,204)	(137,460)	(34,629)	1.5 %
Other facility operating expense	(17,003)	(17,512)	(15,804)	(16,687)	(67,006)	(16,334)	3.9 %
Facility operating expense	(52,170)	(52,099)	(49,306)	(50,891)	(204,466)	(50,963)	2.3 %
Same Community Operating Income	$ 14,237	$ 9,706	$ 7,121	$ 6,442	$ 37,506	$ 4,691	(67.1) %
Same Community operating margin	*21.4%*	*15.7%*	*12.6%*	*11.2%*	*15.5%*	*8.4%*	*(1,300) bps*
Same Community adjusted operating margin[2]	*21.4%*	*5.1%*	*9.7%*	*4.3%*	*10.7%*	*6.3%*	*(1,510) bps*
Total Average Units	3,786	3,786	3,786	3,786	3,786	3,786	—%
RevPAR	$ 5,847	$ 4,835	$ 4,808	$ 4,681	$ 5,043	$ 4,789	(18.1) %
Weighted average unit occupancy	82.4%	73.2%	70.4%	68.4%	73.6%	67.1%	(1,530) bps
RevPOR	$ 7,093	$ 6,605	$ 6,831	$ 6,848	$ 6,844	$ 7,133	0.6%

(1) Same Community portfolio reflects 66 Independent Living communities, 556 Assisted Living and Memory Care communities, and 15 CCRC communities.
(2) Excludes other operating income

10

11 2020 2021 1Q21 vs. 1Q20 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Revenue $ 402,397 $ 376,140 $ 356,105 $ 338,806 $ 1,473,448 $ 336,160 (16.5) % Other operating income — 7,156 3,317 43,955 54,428 5,098 NM Facility operating expense (290,116) (301,459) (284,780) (286,816) (1,163,171) (280,235) 3.4 % Owned Portfolio Operating Income $ 112,281 $ 81,837 $ 74,642 $ 95,945 $ 364,705 $ 61,023 (45.7) % Owned Portfolio operating margin 27.9% 21.4% 20.8% 25.1% 23.9% 17.9% (1,000) bps Owned Portfolio adjusted operating margin(1) 27.9% 19.9% 20.0% 15.3% 21.1% 16.6% (1,130) bps Additional Information Interest expense: property level and corporate debt $ (41,763) $ (38,974) $ (36,908) $ (36,172) $ (153,817) $ (35,351) 15.4 % Community level capital expenditures, net (see page 15) $ (36,735) $ (12,011) $ (12,236) $ (14,633) $ (75,615) $ (14,286) 61.1 % Number of communities (period end) 355 355 350 350 350 349 (1.7) % Period end number of units 32,455 32,481 31,824 31,853 31,853 31,819 (2.0) % Total Average Units 32,513 32,461 32,137 31,851 32,240 31,844 (2.1) % RevPAR $ 4,125 $ 3,862 $ 3,694 $ 3,540 $ 3,807 $ 3,514 (14.8) % Weighted average occupancy 82.6% 78.0% 74.2% 71.5% 76.6% 68.4% (1,420) bps RevPOR $ 4,997 $ 4,944 $ 4,978 $ 4,950 $ 4,968 $ 5,135 2.8 % Senior Housing Owned Portfolio Interest Coverage as of March 31, 2021 1.6x Interest Coverage as of March 31, 2021 (excluding other operating income) 1.2x Net Debt as of March 31, 2021 (see page 17) $3,432,254 (1) Excludes other operating income.

Senior Housing Leased Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Revenue	$ 285,491	$ 265,319	$ 254,763	$ 246,736	$ 1,052,309	$ 241,339	(15.5)%
Other operating income	—	2,542	1,556	34,336	38,434	3,054	NM
Facility operating expense	(194,426)	(207,102)	(191,417)	(197,909)	(790,854)	(189,046)	2.8%
Leased Portfolio Operating Income	**$ 91,065**	**$ 60,759**	**$ 64,902**	**$ 83,163**	**$ 299,889**	**$ 55,347**	**(39.2)%**
Leased Portfolio operating margin	*31.9%*	*22.7%*	*25.3%*	*29.6%*	*27.5%*	*22.6%*	*(930) bps*
Leased Portfolio adjusted operating margin[1]	*31.9%*	*21.9%*	*24.9%*	*19.8%*	*24.8%*	*21.7%*	*(1,020) bps*
Additional Information							
One-time cash lease payment	$ —	$ —	$ (119,180)	$ —	$ (119,180)	$ —	NM
Other cash facility lease payments on leased portfolio (see page 16)	$ (88,503)	$ (85,623)	$ (64,534)	$ (64,036)	$ (302,696)	$ (63,762)	28.0%
Community level capital expenditures, net (see page 15)	$ (18,413)	$ (1,727)	$ (5,808)	$ (10,730)	$ (36,678)	$ (7,550)	59.0%
Number of communities (period end)	306	305	302	301	301	301	(1.6)%
Period end number of units	21,582	21,538	21,286	21,129	21,129	21,127	(2.1)%
Total Average Units	21,671	21,579	21,303	21,235	21,447	21,127	(2.5)%
RevPAR	$ 4,384	$ 4,091	$ 3,977	$ 3,874	$ 4,083	$ 3,808	(13.1)%
Weighted average unit occupancy	84.1%	79.7%	76.9%	74.5%	78.8%	71.3%	(1,280) bps
RevPOR	$ 5,215	$ 5,136	$ 5,166	$ 5,199	$ 5,179	$ 5,340	2.4%

Lease Coverage as of March 31, 2021, excluding the one-time cash lease payment[2]	0.75x
Pro-forma Lease Coverage[3]	0.82x
Total operating and financing lease obligations as of March 31, 2021 (see page 26)[4]	$1,448,774

Facility Lease Maturity Information as of March 31, 2021

Initial lease maturities	**Community count**	**Total units**	**Pro-forma trailing twelve months ended March 31, 2021[3] Total cash facility lease payments**
2021	1	88	$ 676
2022	39	1,854	17,764
2023	—	—	—
2024	7	904	13,985
2025	121	10,288	101,839
Thereafter	133	7,993	119,070
Total	301	21,127	$ 253,334

(1) Excludes other operating income.
(2) As of March 31, 2021, the lease coverage ratio, excluding both the one-time cash lease payment and other operating income, was 0.61x and including both the one-time cash lease payment and other operating income, was 0.53x.
(3) Reflects the Company's Pro-forma Lease Coverage as of March 31, 2021 and Pro-forma trailing twelve months ended March 31, 2021 total cash facility lease payments assuming that the modification of the master lease with Ventas and the one-time cash lease payment had occurred on March 31, 2020.
(4) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations.

12

Health Care Services(1)

BROOKDALE SENIOR LIVING

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Revenue							
Home health	$ 65,948	$ 60,935	$ 61,586	$ 60,702	$ 249,171	$ 56,338	(14.6)%
Hospice	23,182	23,849	22,997	25,439	95,467	24,499	5.7%
Outpatient Therapy	5,689	5,386	5,320	5,777	22,172	6,014	5.7%
Segment revenue	94,819	90,170	89,903	91,918	366,810	86,851	(8.4)%
Other operating income	—	16,995	5,892	—	22,887	2,583	NM
Revenue and other operating income	94,819	107,165	95,795	91,918	389,697	89,434	(5.7)%
Facility operating expense	(103,940)	(97,473)	(94,333)	(92,088)	(387,834)	(87,031)	16.3%
Segment Operating Income (Loss)	**$ (9,121)**	**$ 9,692**	**$ 1,462**	**$ (170)**	**$ 1,863**	**$ 2,403**	**NM**
Segment operating margin	*(9.6)%*	*9.0%*	*1.5%*	*(0.2)%*	*0.5%*	*2.7%*	*NM*
Segment adjusted operating margin(2)	*(9.6)%*	*(8.1)%*	*(4.9)%*	*(0.2)%*	*(5.7)%*	*(0.2)%*	*940 bps*
Additional Information							
Home health average daily census	14,020	12,980	13,146	12,646	13,196	11,647	(16.9)%
Hospice average daily census	1,698	1,646	1,666	1,622	1,658	1,509	(11.1)%

(1) The Company entered into definitive agreements with affiliates of HCA Healthcare, Inc., providing for the sale of 80% of the Company's equity in its Health Care Services segment, as further described in the press release issued on February 24, 2021.

(2) Excludes other operating income.

13

G&A Expense

Consolidated, unless otherwise noted ($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
G&A expense allocations [1]							
Senior Housing Owned Portfolio allocation	$ 18,635	$ 18,336	$ 17,804	$ 17,511	$ 72,286	$ 19,358	(3.9)%
Senior Housing Leased Portfolio allocation	13,221	12,933	12,738	12,753	51,645	13,898	(5.1)%
Health Care Services allocation	6,953	5,355	5,158	4,910	22,376	5,026	27.7%
Management Services allocation	7,848	6,407	6,052	5,837	26,144	4,994	36.4%
Subtotal G&A expense allocations	46,657	43,031	41,752	41,011	172,451	43,276	7.2%
Non-cash stock-based compensation expense	5,957	6,119	6,136	2,535	20,747	4,783	19.7%
Transaction and Organizational Restructuring Costs	1,981	3,368	6,250	1,778	13,377	1,884	4.9%
General and administrative expense	**$ 54,595**	**$ 52,518**	**$ 54,138**	**$ 45,324**	**$ 206,575**	**$ 49,943**	**8.5%**

	2020 1Q	2020 2Q	2020 3Q	2020 4Q	Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Resident fee revenue	$ 782,707	$ 731,629	$ 700,771	$ 677,460	$2,892,567	$ 664,350	(15.1)%
Resident fee revenue under management [2]	184,145	131,558	116,576	107,817	540,096	82,468	(55.2)%
Total (consolidated and under management) [3]	$ 966,852	$ 863,187	$ 817,347	$ 785,277	$3,432,663	$ 746,818	(22.8)%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management) [3]							
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*4.8%*	*5.0%*	*5.1%*	*5.2%*	*5.0%*	*5.8%*	*(100) bps*
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*5.6%*	*6.1%*	*6.6%*	*5.8%*	*6.0%*	*6.7%*	*(110) bps*

(1) G&A includes both direct, incremental costs attributable to the segment or portfolio and allocated costs. G&A allocations are calculated using a methodology which the Company believes matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.
(2) Not included in consolidated reported amounts.
(3) Excludes other operating income and other operating income under management.

14

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, net, per average unit)		2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Community level capital expenditures, including allocations								
Senior Housing Owned Portfolio		$ 36,735	$ 12,011	$ 12,236	$ 14,633	$ 75,615	$ 14,286	61.1%
Senior Housing Leased Portfolio		18,413	1,727	5,808	10,730	36,678	7,550	59.0%
Community level capital expenditures, net	(A)	55,148	13,738	18,044	25,363	112,293	21,836	60.4%
Corporate capital expenditures (includes Health Care Services)		5,408	7,783	4,828	9,280	27,299	5,614	(3.8)%
Non-Development Capital Expenditures, net		**60,556**	**21,521**	**22,872**	**34,643**	**139,592**	**27,450**	**54.7%**
Development Capital Expenditures, net		3,900	2,923	3,090	3,754	13,667	1,521	61.0%
Total capital expenditures, net		**$ 64,456**	**$ 24,444**	**$ 25,962**	**$ 38,397**	**$153,259**	**$ 28,971**	**55.1%**
Lessor reimbursements: non-development capital expenditures		5,827	8,096	4,056	9,867	27,846	8,951	
Change in related payables		(898)	10,938	(2,191)	(3,083)	4,766	2,439	
Total cash paid for capital expenditures		**$ 69,385**	**$ 43,478**	**$ 27,827**	**$ 45,181**	**$185,871**	**$ 40,361**	**41.8%**
Senior Housing Total Average Units	(B)	54,184	54,040	53,440	53,086	53,687	52,971	(2.2)%
Community level capital expenditures, net, per average unit	(A/B)	$ 1,018	$ 254	$ 338	$ 478	$ 2,092	$ 412	59.5%

15

Cash Facility Lease Payments

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	1Q21 vs. 1Q20 B(W)
Operating Lease Obligations							
Facility lease expense	$ 64,481	$ 62,379	$ 51,620	$ 45,553	$ 224,033	$ 44,418	
Operating lease expense adjustment	6,733	8,221	117,322	4,000	136,276	4,664	
Cash facility operating lease payments	71,214	70,600	168,942	49,553	360,309	49,082	31.1%
Financing Lease Obligations							
Interest expense: financing lease obligations	13,282	11,892	11,908	11,452	48,534	11,383	
Payment of financing lease obligations	5,087	4,677	4,548	4,556	18,868	4,789	
Cash financing lease payments	18,369	16,569	16,456	16,008	67,402	16,172	12.0%
Total cash facility lease payments[(1)]	**$ 89,583**	**$ 87,169**	**$185,398**	**$ 65,561**	**$427,711**	**$ 65,254**	**27.2%**
VTR one-time cash lease payment	—	—	(119,180)	—	(119,180)	—	
Total cash facility lease payments, excluding the one-time cash lease payment	**$ 89,583**	**$ 87,169**	**$ 66,218**	**$ 65,561**	**$308,531**	**$ 65,254**	**27.2%**
Interest Expense Reconciliation to Income Statement							
Interest expense: financing lease obligations	$ 13,282	$ 11,892	$ 11,908	$ 11,452	$ 48,534	$ 11,383	14.3%
Interest income	(1,455)	(2,243)	(607)	(494)	(4,799)	(421)	(71.1)%
Interest expense: debt	41,763	38,974	36,908	36,172	153,817	35,351	15.4%
Interest expense, net	53,590	48,623	48,209	47,130	197,552	46,313	13.6%
Amortization of deferred financing costs and debt premium (discount)	1,315	1,556	1,730	1,827	6,428	1,873	
Interest income	1,455	2,243	607	494	4,799	421	
Interest expense per income statement	**$ 56,360**	**$ 52,422**	**$ 50,546**	**$ 49,451**	**$208,779**	**$ 48,607**	**13.8%**

(1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

16

Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$536
$35
$501
03/31/2020
$600
$38
$562
06/30/2020
$491
$491
09/30/2020
$575
$22
$553
12/31/2020
$439
$439
03/31/2021
Line of credit available to draw
Cash and cash equivalents and marketable securities

Debt Structure[1]
($ in millions)



Fixed rate debt
$2,377
61%
Variable rate debt with interest rate caps
$1,385
36%
$128
3%
Variable rate debt - unhedged

As of March 31, 2021

	Weighted Rate
Fixed rate debt	4.26 %
Variable rate debt (2)	2.46 %
Total debt	**3.56 %**

Debt (1)(2)

($ in millions)	Principal Payments(3)	Weighted Rate
2021	$ 43	3.54 %
2022	348	3.56 %
2023	231	3.50 %
2024	301	4.30 %
2025	290	3.98 %
Thereafter	2,677	3.44 %
Total	**$ 3,890**	**3.56 %**

(1) Includes the carrying value of mortgage debt and other notes payable of which 97.9%, or $3.8 billion, represented non-recourse property-level mortgage financings.

(2) Reflects market rates as of March 31, 2021 and applicable cap rates for hedged debt.

(3) Amount includes maturities and recurring monthly principal payments. For 2021, amount consists solely of recurring monthly principal payments.

(4) Leverage ratios include results of operations of communities disposed of through the disposition date.

(5) Includes the VTR $119.2 million one-time cash lease payment.

(6) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR.

(7) Excludes the VTR $119.2 million one-time cash lease payment.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

Leverage Ratios(4)
($ in 000s)

Trailing Twelve Months Ended March 31, 2021			**Annualized Leverage**
Adjusted EBITDAR	(A)	**$ 452,476**	
Cash facility operating lease payments (*see page 16*)		(338,177)	
Adjusted EBITDA(5)		**114,299**	
Cash financing lease payments (*see page 16*)		(65,205)	
Adjusted EBITDA after cash financing lease payments(4)	(B)	**$ 49,094**	
As of March 31, 2021			
Debt		$ 3,889,791	
Cash and cash equivalents		(303,952)	
Marketable securities		(134,933)	
Restricted cash held as collateral against existing debt		(18,652)	
Net Debt	(C)	**3,432,254**	**69.9 x** (C/B) — **20.4 x** - Adjusted Annualized Leverage(7)
Operating and financing lease obligations (6)		1,463,913	
Adjusted Net Debt	(D)	**$ 4,896,167**	**10.8 x** (D/A)

17

18 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility lease termination and modification, operating lease expense adjustment, amortization of deferred gain, change in future service obligation, non-cash stock- based compensation expense, and Transaction and Organizational Restructuring Costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease liability for lease termination, cash paid/received for gain/loss on facility lease termination and modification, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period and the one-time cash lease payment to Ventas, corporate offices, and information technology systems and equipment, vehicles and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue), less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue), less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

19 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of our portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. We define our same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income (Loss) is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense or depreciation and amortization. Management Services Segment Operating Income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the Management Services segment. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

20 Appendices Summary Financial Impact: COVID-19 21 Non-GAAP Financial Measures 23

Summary Financial Impact: COVID-19 Consolidated

BROOKDALE SENIOR LIVING

The following table presents the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated quarterly and full year 2020 and first quarter 2021 results. Presentations of these impacts are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. Estimated lost resident fee revenue represents the difference between the actual resident fee revenue for the period and the Company's pre-COVID-19 expectations for the 2020 period.

($ in 000s)	1Q 2020	2Q 2020	3Q 2020	4Q 2020	Full Year 2020	1Q 2021	COVID-19 Cumulative 2020 and 2021
Independent Living							
Estimated lost resident fee revenue	$ 600	$ 7,200	$ 12,600	$ 18,500	$ 38,900	$ 16,700	$ 55,600
Other operating income	$ —	$ —	$ 96	$ 11,727	$ 11,823	$ 1,364	$ 13,187
Facility operating expense	$ 1,213	$ 9,573	$ 2,208	$ 3,095	$ 16,089	$ 3,047	$ 19,136
Assisted Living and Memory Care							
Estimated lost resident fee revenue	$ 1,600	$ 26,400	$ 49,200	$ 65,400	$ 142,600	$ 62,900	$ 205,500
Other operating income	$ —	$ 152	$ 1,936	$ 60,497	$ 62,585	$ 5,104	$ 67,689
Facility operating expense	$ 7,708	$ 38,684	$ 15,493	$ 20,598	$ 82,483	$ 18,902	$ 101,385
CCRCs							
Estimated lost resident fee revenue	$ 500	$ 15,200	$ 14,700	$ 16,600	$ 47,000	$ 14,600	$ 61,600
Other operating income	$ —	$ 9,546	$ 2,841	$ 6,067	$ 18,454	$ 1,684	$ 20,138
Facility operating expense	$ 676	$ 9,263	$ 4,386	$ 4,425	$ 18,750	$ 3,985	$ 22,735
Health Care Services							
Estimated lost resident fee revenue	$ 3,100	$ 14,800	$ 15,100	$ 19,600	$ 52,600	$ 23,300	$ 75,900
Other operating income	$ —	$ 16,995	$ 5,892	$ —	$ 22,887	$ 2,583	$ 25,470
Facility operating expense	$ 403	$ 3,074	$ 2,392	$ 2,343	$ 8,212	$ 1,403	$ 9,615
Consolidated Total							
Estimated lost resident fee revenue	$ 5,800	$ 63,600	$ 91,600	$120,100	$ 281,100	$ 117,500	$ 398,600
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	$ 126,484
Facility operating expense	$ 10,000	$ 60,594	$ 24,479	$ 30,461	$ 125,534	$ 27,337	$ 152,871
Working Capital Impact							
Items subject to pending sale of Health Care Services	$ —	$ 75,938	$ 5,373	$ 2,803	$ 84,114	$ —	$ 84,114
Other items	$ —	$ 42,733	$ 14,778	$ 18,590	$ 76,101	$ (9,035)	$ 67,066
Changes in working capital	$ —	$118,671	$ 20,151	$ 21,393	$ 160,215	$ (9,035)	$ 151,180

The Company's net cash provided by operating activities and Adjusted Free Cash Flow for 2020 include the benefit of temporary liquidity relief provided pursuant to the CARES Act, that includes:

- The Company received $87.5 million under the Medicare Accelerated and Advance Payment Program, consisting of $85.0 million and $2.5 million received during the second quarter and third quarter of 2020, respectively. Under current legislation, recoupment of advanced payments will begin one year after payments were issued at a rate of 25% of Medicare payments for the first eleven months following the anniversary of issuance and at a rate of 50% of Medicare payments for the next six months, and any outstanding balance of advanced payments will be due following such recoupment period. Pursuant to the Purchase Agreement providing for the sale of 80% of the Company's equity in the its Health Care Services segment, its net cash proceeds at closing will include a reduction for the then outstanding balance of such advanced payments related to its Health Care Services segment. The Company expects recoupment of approximately $6 million of advanced payments related to its CCRCs segment during 2021, beginning in the second quarter.
- The Company elected to defer payment of the employer portion of social security payroll taxes incurred from March 27, 2020 through December 31, 2020. Under current legislation, one-half of such deferral amount will become due on each of December 31, 2021 and December 31, 2022. The Company utilized this deferral program to delay payment of $72.7 million of the employer portion of payroll taxes, which includes deferred amounts of $26.5 million, $23.6 million, and $22.6 million during the second, third, and fourth quarter of 2020, respectively. Pursuant to the Purchase Agreement providing for the sale of 80% of the Company's equity in its Health Care Services segment, its net cash proceeds at closing will include a reduction for the $8.9 million of deferred payroll tax payments related to its Health Care Services segment. The Company expects to pay approximately $32 million of the deferred payments in both December 2021 and 2022.

During the first quarter of 2021, the Company recorded a receivable for, and recognized $9.0 million of, employee retention credits on wages paid from March 12, 2020 through September 30, 2020 within other operating income, impacting changes to working capital.

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Summary Financial Impact: COVID-19 Same Community

BROOKDALE SENIOR LIVING

The following table presents the known or estimated impacts related to the COVID-19 pandemic to the Company's Senior Housing Same Community quarterly and full year 2020 and first quarter 2021 results. Presentations of these impacts are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. Estimated lost resident fee revenue represents the difference between the actual resident fee revenue for the period and the Company's pre-COVID-19 expectations for the 2020 period.

($ in 000s)	1Q 2020	2Q 2020	3Q 2020	4Q 2020	Full Year 2020	1Q 2021	COVID-19 Cumulative 2020 and 2021
Independent Living							
Estimated lost resident fee revenue	$ 600	$ 6,900	$ 12,500	$ 18,000	$ 38,000	$ 16,500	$ 54,500
Other operating income	$ —	$ —	$ 96	$ 11,440	$ 11,536	$ 1,327	$ 12,863
Facility operating expense	$ 1,166	$ 9,343	$ 2,150	$ 3,002	$ 15,661	$ 2,928	$ 18,589
Assisted Living and Memory Care							
Estimated lost resident fee revenue	$ 1,600	$ 25,900	$ 48,200	$ 64,300	$ 140,000	$ 62,600	$ 202,600
Other operating income	$ —	$ 151	$ 1,937	$ 59,355	$ 61,443	$ 4,967	$ 66,410
Facility operating expense	$ 7,482	$ 37,736	$ 15,468	$ 20,368	$ 81,054	$ 18,789	$ 99,843
CCRCs							
Estimated lost resident fee revenue	$ 400	$ 11,400	$ 12,200	$ 14,600	$ 38,600	$ 12,100	$ 50,700
Other operating income	$ —	$ 6,893	$ 1,823	$ 4,164	$ 12,880	$ 1,260	$ 14,140
Facility operating expense	$ 439	$ 6,299	$ 3,169	$ 3,128	$ 13,035	$ 3,440	$ 16,475
Total Same Community							
Estimated lost resident fee revenue	$ 2,600	$ 44,200	$ 72,900	$ 96,900	$ 216,600	$ 91,200	$ 307,800
Other operating income	$ —	$ 7,044	$ 3,856	$ 74,959	$ 85,859	$ 7,554	$ 93,413
Facility operating expense	$ 9,087	$ 53,378	$ 20,787	$ 26,498	$ 109,750	$ 25,157	$ 134,907

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23 Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the “Definitions” section), which are not calculated in accordance with U.S. GAAP ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under “Reconciliations of Non-GAAP Financial Measures” in the Company’s earnings release dated May 6, 2021 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q
Net income (loss)	**$ 369,497**	**$ (118,420)**	**$ (124,993)**	**$ (44,139)**	**$ 81,945**	**$ (108,303)**
Provision (benefit) for income taxes	(15,828)	8,504	14,884	(2,208)	5,352	752
Equity in (earnings) loss of unconsolidated ventures	1,008	(438)	293	1,244	2,107	531
Loss (gain) on debt modification and extinguishment, net	(19,181)	157	7,917	211	(10,896)	—
Loss (gain) on sale of assets, net	(372,839)	1,029	(2,209)	(513)	(374,532)	(1,112)
Other non-operating (income) loss	(2,662)	(988)	(948)	(1,050)	(5,648)	(1,644)
Interest expense	56,360	52,422	50,546	49,451	208,779	48,607
Interest income	(1,455)	(2,243)	(607)	(494)	(4,799)	(421)
Income (loss) from operations	14,900	(59,977)	(55,117)	2,502	(97,692)	(61,590)
Depreciation and amortization	90,738	93,154	87,821	87,513	359,226	83,891
Asset impairment	78,226	10,290	8,213	10,579	107,308	10,677
Loss (gain) on facility lease termination and modification, net	—	—	—	(2,303)	(2,303)	—
Operating lease expense adjustment	(6,733)	(8,221)	(117,322)	(4,000)	(136,276)	(4,664)
Non-cash stock-based compensation expense	5,957	6,119	6,136	2,535	20,747	4,783
Transaction and Organizational Restructuring Costs	1,981	3,368	6,250	1,778	13,377	1,884
Adjusted EBITDA[(1)]	**$ 185,069**	**$ 44,733**	**$ (64,019)**	**$ 98,604**	**$ 264,387**	**$ 34,981**
PEAK management termination fee	(100,000)	—	—	—	(100,000)	—
VTR one-time cash lease payment	—	—	119,180	—	119,180	—
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	**$ 85,069**	**$ 44,733**	**$ 55,161**	**$ 98,604**	**$ 283,567**	**$ 34,981**

(1) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's ownership interest in the CCRC Venture. Adjusted EBITDA for the second quarter, third quarter, fourth quarter, full year of 2020, and first quarter of 2021 includes $26.7 million, $10.8 million, $78.3 million, $115.7 million, and $10.7 million of government grants and credits recognized in other operating income during the respective period. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment.

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25 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Trailing Twelve Months Ended March 31, 2021($ in 000s) Net income (loss) $ (395,855) Provision (benefit) for income taxes 21,932 Equity in (earnings) loss of unconsolidated ventures 1,630 Loss (gain) on debt modification and extinguishment, net 8,285 Loss (gain) on sale of assets, net (2,805) Other non-operating (income) loss (4,630) Interest expense 201,026 Interest income (3,765) Income (loss) from operations (174,182) Depreciation and amortization 352,379 Asset impairment 39,759 Loss (gain) on facility lease termination and modification, net (2,303) Facility operating lease expense 203,970 Non-cash stock-based compensation expense 19,573 Transaction and Organizational Restructuring Costs 13,280 Adjusted EBITDAR $ 452,476 Facility operating lease expense (203,970) Operating lease expense adjustment (134,207) Adjusted EBITDA(1) $ 114,299 Interest expense: financing lease obligations (46,635) Payment of financing lease obligations (18,570) Adjusted EBITDA after cash financing lease payments(1) $ 49,094 Non-GAAP Financial Measures (continued) (1) Includes the $119.2 million one-time cash lease payment.

26 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of March 31, 2021 Long-term debt (including current portion) $ 3,889,791 Cash and cash equivalents (303,952) Marketable securities (134,933) Cash held as collateral against existing debt (18,652) Net Debt 3,432,254 Operating and financing lease obligations 1,496,804 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (32,891) Adjusted Net Debt $ 4,896,167 Operating and financing lease obligations $ 1,496,804 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (32,891) Operating lease obligations related to corporate office and information technology leases $ (15,139) Operating and financing lease obligations for Senior Housing Leased Portfolio $ 1,448,774 Non-GAAP Financial Measures (continued)

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q
Net cash provided by (used in) operating activities	**$ 57,479**	**$151,840**	**$(77,169)**	**$ 73,499**	**$ 205,649**	**$(23,857)**
Net cash provided by (used in) investing activities	(247,927)	(47,483)	(48,554)	(81,147)	(425,111)	(3,806)
Net cash provided by (used in) financing activities	347,250	(40,726)	96,668	(20,279)	382,913	(35,562)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 156,802	$ 63,631	$ (29,055)	$ (27,927)	$ 163,451	$ (63,225)
Net cash provided by (used in) operating activities	**$ 57,479**	**$151,840**	**$(77,169)**	**$ 73,499**	**$ 205,649**	**$(23,857)**
Distributions from unconsolidated ventures from cumulative share of net earnings	—	—	(766)	—	(766)	—
Changes in prepaid insurance premiums financed with notes payable	17,434	(5,770)	(5,841)	(5,823)	—	12,985
Changes in liabilities for lessor capital expenditure reimbursements under operating leases	(4,088)	(6,421)	(3,131)	(8,602)	(22,242)	(7,563)
Non-development capital expenditures, net	(60,556)	(21,521)	(22,872)	(34,643)	(139,592)	(27,450)
Payment of financing lease obligations	(5,087)	(4,677)	(4,548)	(4,556)	(18,868)	(4,789)
Adjusted Free Cash Flow (1)	**$ 5,182**	**$113,451**	**$(114,327)**	**$ 19,875**	**$ 24,181**	**$(50,674)**

(1) The first quarter of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's ownership interest in the CCRC Venture. The second quarter of 2020 includes $85.0 million of advanced Medicare payments received, $34.2 million of Provider Relief Funds and other government grants accepted, and $26.5 million of the employer portion of payroll taxes deferred in the second quarter of 2020. The third quarter of 2020 includes the one-time cash lease payment of $119.2 million, $2.5 million of advanced Medicare payments received, $4.4 million of Provider Relief Funds and other government grants accepted, and $23.6 million of employer portion of payroll taxes deferred in the third quarter of 2020. The fourth quarter of 2020 includes $77.2 million of Provider Relief Funds and other government grants accepted and $22.6 million of employer portion of payroll taxes deferred in the fourth quarter of 2020. The first quarter of 2021 includes $1.7 million of Provider Relief Funds and other government grants accepted.

Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
(615) 221-2250
www.brookdale.com

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